UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 12, 2004 (Date of earliest event reported)
Carmike Cinemas, Inc. (Exact name of registrant as specified in its charter)
GA (State or other jurisdiction of incorporation)	000-14993 (Commission File Number)	58-1469127 (IRS Employer Indentification Number)
	1301 First Ave. (Address of principal executive offices)	31901-2109 (Zip Code)
Registrant's telephone number, including area code: 706-576-2836

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Carmike Cinemas, Inc. dated May 12, 2004

Item 12. Results of Operations and Financial Condition

Press release relating to filing of Form 10-Q and first quarter results.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2004	CARMIKE CINEMAS, INC. By: /s/ Philip A. Smitley Philip A. Smitley Ass't. Vice President - Controller